EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

      In connection with this amendment to the Quarterly Report of Domain Registration Corp. (the "Company") on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ziqiang Guo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 8, 2009

                                                     By: /s/ Ziqiang Guo
                                                         -----------------------
                                                         Ziqiang Guo
                                                         Chief Financial Officer